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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 1, 2005

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     333-113543                13-3939229
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

        1585 BROADWAY
     NEW YORK, NEW YORK                                              10036
    (Address of Principal                                         (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
          (Former name or former address, if changed since last report)

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     Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

          Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage
Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration
Statements on Form S-3 (Registration File No. 333-113543) (as amended, the
"Registration Statement"). Pursuant to the Registration Statement, IXIS Real
Estate Capital Trust 2005-HE1 (the "Trust") issued approximately $692,922,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series
2005-HE1 (the "Certificates"), on February 24, 2005. This Current Report on Form
8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit
4.1, dated as of February 1, 2005, between Morgan Stanley ABS Capital I Inc.,
Countrywide Home Loans Servicing LP, in its capacity as servicer (the
"Servicer"), IXIS Real Estate Capital Inc. (the "Unaffiliated Seller") and
Deutsche Bank National Trust Company, in its capacity as custodian (the
"Custodian") and trustee (the "Trustee"). The Certificates consist of thirteen classes of senior Certificates, the Class A-1, Class A-2, Class A-3, Class A-4,
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1,
Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates")
and three classes of subordinated Certificates (the "Class X Certificates", the
"Class P Certificates" and the "Class R Certificates"). Only the Offered
Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

          The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the
Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

          Interest distributions on the Class A-1, Class A-2, Class A-3, Class
A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
B-1, Class B-2 and Class B-3 Certificates are based on the Certificate Principal
Balance thereof and the then applicable Pass-Through Rate thereof. The
Pass-Through Rates for the Class A-1, Class A-2, Class A-3, Class A-4, Class
M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2
and Class B-3 Certificates are adjustable.

          The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3
Certificates have an original Certificate Principal Balance of $200,000,000;
$157,000,000; $176,425,000; $37,050,000; $28,311,000; $22,649,000; $13,802,000;
$13,094,000; $11,678,000; $10,263,000; $9,555,000; $7,786,000; and $5,309,000,
respectively.

          As of the Closing Date, the Mortgage Loans possessed the
characteristics described in the Prospectus dated February 17, 2005 and the
Prospectus Supplement dated February 22, 2005 filed pursuant to Rule 424(b) (5)
of the Act on February 24, 2005.

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     Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

1.1  Underwriting Agreement, dated February 24, 2005, between Morgan Stanley ABS
     Capital I Inc. and Morgan Stanley & Co. Incorporated.

1.2  Underwriter Indemnification Agreement, dated as of February 22, 2005, among
     Morgan Stanley ABS Capital I Inc., Morgan Stanley & Co. Incorporated and
     IXIS Real Estate Capital Inc.

4.1  Pooling and Servicing Agreement, dated as of February 1, 2005, among Morgan
     Stanley ABS Capital I Inc., as depositor, IXIS Real Estate Capital Inc., as unaffiliated seller, Countrywide Home Loans Servicing LP, as servicer, and
     Deutsche Bank National Trust Company, as custodian and trustee.

8.1  Opinion of Dewey Ballantine LLP, special tax counsel to Morgan Stanley ABS
     Capital I Inc., regarding certain tax matters.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL I INC.
                                         As Depositor and on behalf of IXIS Real
                                         Estate Capital Trust 2005- HE1
                                         Registrant

                                      By: /s/ Gail McDonnell
                                          ------------------------------------
                                          Name: Gail McDonnell
                                          Title: Vice President

Dated: February 4, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
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    1.1       Underwriting Agreement, dated February 24, 2005, between Morgan
              Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

    1.2       Underwriter Indemnification Agreement, dated as of February 22,
              2005, among Morgan Stanley ABS Capital I Inc., Morgan Stanley &
              Co. Incorporated, IXIS Real Estate Capital Inc. and Countrywide
              Home Loans Servicing LP.

    4.1       Pooling and Servicing Agreement, dated as of February 1, 2005, among Morgan Stanley ABS Capital I Inc., as depositor, IXIS Real
              Estate Capital Inc., as unaffiliated seller, Countrywide Home
              Loans Servicing LP, as servicer, and Deutsche Bank National Trust
              Company, as custodian and trustee.

    8.1       Opinion of Dewey Ballantine LLP, special tax counsel to Morgan
              Stanley ABS Capital I Inc., regarding certain tax matters.